CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO

(each, a “Fund” and together, the “Funds”)

Supplement to Prospectus dated May 1, 2021

The following changes are effective January 1, 2022:

1.	The following replaces the first pargraph of “Principal Investment Strategies” in each of the “Fund Summaries”:

Under normal market conditions, the Fund invests at least 80% of its net assets in exchange-traded funds (“ETFs”) and various derivatives, such as futures contracts and options. The portion of the Fund that is invested in ETFs is structured like a fund-of-funds. An ETF is a type of investment company whose shares are traded on a securities exchange at prices quoted by the exchange throughout its trading day. The Fund seeks to achieve its objectives by investing in ETFs representing a broad range of asset classes and employing derivatives to manage overall portfolio volatility. Ameritas Investment Partners, Inc. (“AIP”), one of the Fund’s sub-advisers, is responsible for selecting the ETFs in which the Fund invests. Parametric Portfolio Associates LLC (“Parametric”), the Fund’s other sub-adviser, is responsible for executing the Fund’s volatility management strategy described below.

2.	The following replaces the fifth and sixth paragraphs of “Principal Investment Strategies” in “Fund Summaries – Calvert VP Volatility Managed Moderate Portfolio”:

Parametric is responsible for executing the Fund’s volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Changes in the level of market volatility may result in rapid and dramatic price swings. Parametric seeks to stabilize the volatility of the Fund around a predetermined target level and reduce the potential for portfolio losses during periods of high market uncertainty, while providing opportunity for growth during periods when markets are relatively less uncertain. The Fund generally targets an annualized return volatility level of 8%. While Parametric attempts to manage the Fund’s volatility to this target, over any particular time horizon the Fund may experience return volatility that is higher or lower than its target return volatility.

The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs. An index future is a contract to buy or sell the cash value of a specific market index at a specified price at a specified future date. Parametric seeks to stabilize volatility in the Fund over time at the target level by continuously monitoring and forecasting volatility in the markets, and adjusting the Fund’s futures positions in response to specific changes in the market and the Fund. To the extent that the volatility management strategy realizes gains, the Fund may use these gains to further invest in ETFs in an effort to increase long-term returns.

3.	The following replaces the fifth and sixth paragraphs of “Principal Investment Strategies” in “Fund Summaries – Calvert VP Volatility Managed Moderate Growth Portfolio”:

Parametric is responsible for executing the Fund’s volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Changes in the level of market volatility may result in rapid and dramatic price swings. Parametric seeks to stabilize the volatility of the Fund around a predetermined target level and reduce the potential for portfolio losses during periods of high market uncertainty, while providing opportunity for growth during periods when markets are relatively less uncertain. The Fund generally targets an annualized return volatility level of 10%. While Parametric attempts to manage the Fund’s volatility to this target, over any particular time horizon the Fund may experience return volatility that is higher or lower than its target return volatility.

The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs. An index future is a contract to buy or sell the cash value of a specific market index at a specified price at a specified future date. Parametric seeks to stabilize volatility in the Fund over time at the target level by continuously monitoring and forecasting volatility in the markets, and adjusting the Fund’s futures positions in response to specific changes in the market and the Fund. To the extent that the volatility management strategy realizes gains, the Fund may use these gains to further invest in ETFs in an effort to increase long-term returns.

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4.	The following replaces the fifth and sixth paragraphs of “Principal Investment Strategies” in “Fund Summaries – Calvert VP Volatility Managed Growth Portfolio”:

Parametric is responsible for executing the Fund’s volatility management strategy. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument, index or portfolio over time. Changes in the level of market volatility may result in rapid and dramatic price swings. Parametric seeks to stabilize the volatility of the Fund around a predetermined target level and reduce the potential for portfolio losses during periods of high market uncertainty, while providing opportunity for growth during periods when markets are relatively less uncertain. The Fund generally targets an annualized return volatility level of 12%. While Parametric attempts to manage the Fund’s volatility to this target, over any particular time horizon the Fund may experience return volatility that is higher or lower than its target return volatility.

The volatility management strategy is implemented by entering into futures contracts based on one or more stock market indices, to attempt to hedge against changes in market volatility and declines in the value of the Fund’s investments in ETFs. An index future is a contract to buy or sell the cash value of a specific market index at a specified price at a specified future date. Parametric seeks to stabilize volatility in the Fund over time at the target level by continuously monitoring and forecasting volatility in the markets, and adjusting the Fund’s futures positions in response to specific changes in the market and the Fund. To the extent that the volatility management strategy realizes gains, the Fund may use these gains to further invest in ETFs in an effort to increase long-term returns.

5.	The following replaces “Management” in each of the “Fund Summaries”:

Management

Investment Adviser. Calvert Research and Management (“CRM” or the “Adviser”).

Investment Sub-Adviser. Ameritas Investment Partners, Inc. (“AIP”).

Investment Sub-Adviser. Parametric Portfolio Associates LLC (“Parametric”).

Portfolio Managers

Kevin L. Keene, CFA, Portfolio Manager of AIP, has managed the Fund since April 2013.

Thomas B. Lee, CFA, Chief Investment Officer at Parametric, has managed the Fund since December 2020.

Christopher Haskamp, CFA, Director, Investment Strategy Government Securities at Parametric, has managed the Fund since December 2020.

6.	The following replaces “Management and Organization”:

Management and Organization

Management. Each Fund’s investment adviser is Calvert Research and Management (“CRM”). CRM’s address is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. EV LLC, (“EV”) serves as trustee of CRM, which is a subsidiary of Eaton Vance Management (“Eaton Vance”). Prior to March 1, 2021, each of CRM, EV and Eaton Vance were direct or indirect subsidiaries of Eaton Vance Corp. (“EVC”), a Maryland corporation and publicly-held holding company with offices at Two International Place, Boston, Massachusetts 02110.

On March 1, 2021, Morgan Stanley acquired EVC (the “Transaction”), and CRM, Eaton Vance and EV each became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the Transaction, each Fund entered into a new investment advisory agreement with CRM, and CRM entered into a new investment sub-advisory agreement with each Fund's sub-adviser, as applicable. Each such agreement was approved by Fund shareholders prior to the consummation of the Transaction and was effective upon its closing.

Morgan Stanley (NYSE: MS), whose principal offices are at 1585 Broadway, New York, New York 10036, is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. As of December 31, 2020, after giving effect to the Transaction as described above, Morgan Stanley’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

Each Fund’s semiannual report covering the fiscal period ended June 30 will provide information regarding the basis for the Directors’ approval of the investment advisory agreement and investment sub-advisory agreements.

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CRM uses strategic engagement and shareholder advocacy to encourage positive change in companies. CRM’s activities may include, direct dialogue with company management, proxy voting, and filing shareholder resolutions. CRM, or its agent, may initiate dialogue with management through phone calls, letters and in-person meetings to seek to learn about management’s successes and challenges and to press for improvement on issues of concern. As a shareholder of the companies in its portfolio, each Fund typically has an opportunity each year to express its views on issues of corporate governance and sustainability at annual stockholder meetings. CRM votes proxies consistent with CRM’s Proxy Voting Policies and Procedures attached to the SAI. CRM may propose that companies submit resolutions to their shareholders on a variety of ESG issues. CRM believes that submitting shareholder resolutions may help establish dialogue with management and encourage companies to take action.

Pursuant to investment sub-advisory agreements, CRM has delegated investment management of the Funds to Ameritas Investment Partners, Inc. (“AIP”) and Parametric Portfolio Associates LLC (“Parametric”). AIP, 5945 R Street, Lincoln, NE 68505, is a Sub-Adviser to each Fund. AIP, a wholly-owned subsidiary of Ameritas Holding Company (“AHC”), was organized in 1984 under the laws of the State of Nebraska. AHC is a wholly-owned subsidiary of Ameritas Mutual Holding Company (“Ameritas”). Parametric’s principal offices are at 800 Fifth Avenue, Suite 2800, Seattle, WA 98104. CRM pays Parametric a portion of the advisory fee for sub-advisory services provided to the Fund. On March 1, 2021, upon the closing of the Transaction, Parametric became an indirect wholly owned subsidiary of Morgan Stanley. Prior to March 1, 2021, Parametric was an indirect wholly owned subsidiary of EVC.

Under the investment advisory agreement with each Fund, CRM receives a monthly advisory fee rate as follows:

Advisory Fee
Calvert VP Volatility Managed Moderate Portfolio	0.40%
Calvert VP Volatility Managed Moderate Growth Portfolio	0.40%
Calvert VP Volatility Managed Growth Portfolio	0.40%

For the fiscal year ended December 31, 2020, the effective annual rate of advisory fee paid to CRM by each Fund was 0.42% of average daily net assets.

Prior to December 1, 2020, the annual advisory fee paid by each Fund was as follows:

Advisory Fee
Calvert VP Volatility Managed Moderate Portfolio	0.42%
Calvert VP Volatility Managed Moderate Growth Portfolio	0.42%
Calvert VP Volatility Managed Growth Portfolio	0.42%

Sub-advisory fees paid by CRM to the Sub-Advisers are reflected in the total advisory fees paid by each Fund to CRM.

The portfolio managers of each Fund are Kevin Keene of AIP (since April 2013), Thomas B. Lee of Parametric (since December 2020) and Christopher Haskamp of Parametric (since December 2020). Mr. Keene has been a Portfolio Manager at AIP for more than five years. Mr. Lee is Chief Investment Officer of Parametric and has been an employee of Parametric for more than five years. Mr. Haskamp is Director Investment Strategy Government Securities at Parametric and has been an employee of Parametric for more than five years.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of Fund shares.

CRM serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. In return, each Fund is authorized to pay CRM a monthly administrative fee equal to 0.12% annually of average daily net assets. For the fiscal year ended December 31, 2020, the administrative fee paid to CRM by each Fund was 0.12% of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to its actual expenses incurred in performing such services.

Organization. Each Fund is a series of Calvert Variable Products, Inc., a Maryland corporation. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing Directors, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Because the Funds use this combined Prospectus, a Fund could be held liable for a misstatement or omission made about another Fund.

December 22, 2021	40058 12.22.21
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CALVERT VP VOLATILITY MANAGED MODERATE PORTFOLIO

CALVERT VP VOLATILITY MANAGED MODERATE GROWTH PORTFOLIO

CALVERT VP VOLATILITY MANAGED GROWTH PORTFOLIO

(each, a “Fund” and together, the “Funds”)

Supplement to Statement of Additional Information (“SAI) dated May 1, 2021

Effective January 1, 2022, the following replaces “INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES” in the Funds’ SAI:

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. As described in the Prospectus, upon the closing of the transaction by which Morgan Stanley acquired EVC (the “Transaction”) each Fund entered into a new Investment Advisory Agreement with CRM and CRM entered into a new Sub-Advisory Agreement with Ameritas Investment Partners, Inc. (“AIP”).  The investment adviser manages the investments and affairs of each Fund and provides related office facilities and personnel subject to the supervision of the Corporation’s Board. The investment sub-advisers each furnish investment research, advice and supervision, furnish an investment program and determine what securities will be purchased, held or sold by each Fund and what portion, if any, of each Fund’s assets will be held uninvested. Each Investment Advisory Agreement and Investment Sub-Advisory Agreement requires the investment adviser or sub-adviser to pay the compensation and expenses of all officers and Directors who are members of the investment adviser's organization and all personnel of the investment adviser or sub-adviser performing services relating to research and investment activities.

For a description of the compensation that each Fund pays the investment adviser (and paid the investment adviser during the prior fiscal year), see the Prospectus. The following table sets forth the net assets of each Fund as of December 31, 2020 and the advisory fees paid to CRM for the last three fiscal years:

		Advisory Fee for Fiscal Years Ended
Fund	Net Assets at 12/31/20	12/31/20	12/31/19	12/31/18
Volatility Managed Moderate Portfolio	$109,205,962	$434,518	$454,617	$473,666
Volatility Managed Moderate Growth Portfolio	$86,355,905	$346,778	$366,654	$384,209
Volatility Managed Growth Portfolio	$136,204,112	$570,123	$647,893	$669,592

The following table shows the operating expenses of the Funds allocated to CRM, pursuant to an expense reimbursement agreement for the last three fiscal years.

Fund	2020	2019	2018
Volatility Managed Moderate Portfolio	$107,625	$69,608	$54,969
Volatility Managed Moderate Growth Portfolio	$98,265	$65,282	$48,455
Volatility Managed Growth Portfolio	$138,889	$82,292	$49,803

Pursuant to an investment sub-advisory agreement between CRM and AIP, CRM pays compensation to AIP for providing sub-advisory services to the Funds. Prior to December 1, 2020, CRM also paid compensation to Milliman Financial Risk Management LLC (“Milliman”) for providing sub-advisory services to the Funds. Effective January 1, 2022, CRM entered into an investment sub-advisory agreement with Parametric Portfolio Associates LLC (“Parametric”).

The following table sets forth the sub-advisory fees paid to each sub-adviser for the last three fiscal years:

Fund	Sub-Adviser	2020	2019	2018
Volatility Managed Moderate Portfolio	AIP	$51,944	$54,121	$56,389
	Milliman	$189,658	$216,484	$225,555
Volatility Managed Moderate Growth Portfolio	AIP	$41,456	$43,649	$45,739
	Milliman	$151,296	$174,597	$182,957
Volatility Managed Growth Portfolio	AIP	$68,145	$77,130	$79,713
	Milliman	$249,632	$308,520	$318,853

Each Investment Advisory Agreement and Investment Sub-Advisory Agreement with the investment adviser or sub-adviser continues in effect through and including the second anniversary of its execution and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after such second anniversary is specifically approved at least annually (i) by the vote of a majority of the noninterested Directors of the Corporation cast at a meeting specifically called for the purpose of voting on such approval pursuant to the requirements of the 1940 Act and (ii) by the Board of the Corporation or by vote of a majority of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without

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penalty on sixty (60) days’ written notice by either party, or by vote of the majority of the outstanding voting securities of the Fund, and each Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others. Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment. Each Agreement is not intended to, and does not, confer upon any person not a party to it any right, benefit or remedy of any nature.

Information About CRM and Eaton Vance. CRM is a subsidiary of Eaton Vance. CRM and Eaton Vance are business trusts organized under the laws of the Commonwealth of Massachusetts. EV serves as trustee of CRM and Eaton Vance. As described in the Prospectus, following the closing of the Transaction on March 1, 2021, EV, Eaton Vance and CRM became indirect wholly-owned subsidiaries of Morgan Stanley (NYSE: MS), a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

Prior to March 1, 2021, EV and Eaton Vance were wholly-owned subsidiaries of EVC, a Maryland corporation and publicly-held holding company and CRM was an indirect subsidiary of EVC. EVC through its subsidiaries and affiliates engaged primarily in investment management, administration and marketing activities. The Directors of EVC were Thomas E. Faust Jr., Ann E. Berman, Leo I. Higdon, Jr., Paula A. Johnson, Brian D. Langstraat, Dorothy E. Puhy, Winthrop H. Smith, Jr. and Richard A. Spillane, Jr. All shares of the outstanding Voting Common Stock of EVC were deposited in a Voting Trust, the Voting Trustees of which were Mr. Faust, Paul W. Bouchey, Craig R. Brandon, Daniel C. Cataldo, Michael A. Cirami, Cynthia J. Clemson, James H. Evans, Maureen A. Gemma, Laurie G. Hylton, Mr. Langstraat, Thomas Lee, Frederick S. Marius, David C. McCabe, Edward J. Perkin, Lewis R. Piantedosi, Charles B. Reed, Craig P. Russ, Thomas C. Seto, John L. Shea, Eric A. Stein, John H. Streur, Andrew N. Sveen, Payson F. Swaffield, R. Kelly Williams and Matthew J. Witkos (all of whom are or were officers of Eaton Vance or its affiliates). The Voting Trustees had unrestricted voting rights for the election of Directors of EVC. Prior to March 1, 2021, all of the outstanding voting trust receipts issued under said Voting Trust were owned by certain of the officers of CRM and Eaton Vance who may also have been officers, or officers and Directors of EVC and EV. As indicated under “Management and Organization,” all of the officers of the Corporation (as well as Mr. Streur who is also a Director) are employees of CRM.

Information about AIP. AIP is a wholly-owned subsidiary of Ameritas Holding Company, which is a wholly-owned subsidiary of Ameritas Mutual Holding Company. AIP provides a broad range of investment services in a variety of asset classes and is located in Lincoln, NE. As of December 31, 2020, AIP’s assets under management totaled approximately $21.3 billion.

Information About Parametric. Parametric is an investment manager that has been providing investment advisory services since its formation in 1987. Headquartered in Seattle, Parametric has offices in Minneapolis, New York City, Boston and Westport, Connecticut. As described in the Prospectus, following the closing of the Transaction on March 1, 2021, Parametric became an indirect wholly owned subsidiary of Morgan Stanley. Prior to March 1, 2021, Parametric was a wholly owned subsidiary of EVC.

Code of Ethics. The investment adviser, sub-adviser, principal underwriter, and each Fund have adopted Codes of Ethics governing personal securities transactions pursuant to Rule 17j-1 under the 1940 Act. Under the Codes, employees of the investment adviser, the sub-adviser and the principal underwriter may purchase and sell securities (including securities held or eligible for purchase by a Fund) subject to the provisions of the Codes and certain employees are also subject to pre-clearance, reporting requirements and/or other procedures.

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Portfolio Managers. The portfolio managers (each referred to as a “portfolio manager”) of each Fund are listed below. The following table shows, as of the Funds’ most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Kevin L. Keene
Registered Investment Companies	7	$1,932.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	2	$3,605.6	0	$0
Thomas B. Lee
Registered Investment Companies	4	$1,423.5	0	$0
Other Pooled Investment Vehicles	6	$8,028.3	0	$0
Other Accounts	48,520	$240,003.8	12	$678.5
Christopher Haskamp
Registered Investment Companies	3	$373.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	38	$17,809.7	12	$678.5

The following table shows the dollar range of equity securities beneficially owned in a Fund by its portfolio manager(s) as of the Funds’ most recent fiscal year ended December 31, 2020 and in the Calvert family of funds as of December 31, 2020.

Fund Name and Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in the Calvert Family of Funds
Volatility Managed Moderate Portfolio
Kevin L. Keene	None	$50,001 - $100,000
Thomas B. Lee	None	None
Christopher Haskamp	None	None
Volatility Managed Moderate Growth Portfolio
Kevin L. Keene	None	$50,001 - $100,000
Thomas B. Lee	None	None
Christopher Haskamp	None	None
Volatility Managed Growth Portfolio
Kevin L. Keene	None	$50,001 - $100,000
Thomas B. Lee	None	None
Christopher Haskamp	None	None

Conflicts of Interest for Parametric. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of each Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among each Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between each Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to each Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser's and sub-adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

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Conflicts of Interest for AIP. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Funds on one hand, and the management of other registered investment companies and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same indexes the Funds track or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Fund.

A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Funds. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts they manage and to the possible detriment of the Funds.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying guidelines. Often, an investment opportunity may be suitable for both the Funds and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Funds and other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Funds and another account. AIP has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Compensation Structure for Parametric. Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual equity-based compensation awards that are subject to a fixed vesting and distribution schedule. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at or shortly after, the firm’s fiscal year-end, December 31.

Method to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance while remaining competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and Morgan Stanley. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year to year, based on changes in financial performance and other factors. Parametric participates in compensation surveys that benchmark salaries, total cash and total compensation against other firms in the industry. This data is reviewed, along with a number of other factors, to ensure that compensation remains competitive with other firms in the industry.

Compensation Structure for AIP. Compensation with respect to management of the Funds listed above and other accounts is shown in the table below:

Type of Compensation Received	Source of Compensation	Criteria on which Compensation is Based
Salary	AIP	The base salary is a fixed amount based on industry market compensation surveys.
Bonus	AIP	The annual bonus is calculated as a percentage of base salary and on various criteria, including annual profitability compared to its budget, assets under management, personal performance criteria and specific performance measures (such as pre-tax total return, peer rankings, etc.) calculated on a dollar-weighted average basis among accounts with the same investment objectives.
Deferred Compensation	AIP	Managing Directors may defer a portion of their compensation over an agreed upon term. Such deferral may be directed among various investment options, including those with the returns associated with certain Calvert Funds.
Other Compensation or Benefits Not Generally Available to All Salaried Employees	None	N/A

Commodity Futures Trading Commission Registration. The CFTC has adopted certain regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swaps agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of each Fund and the other funds it manages. Accordingly, neither the Funds nor the investment adviser or sub-adviser is subject to CFTC regulation. The CFTC has neither reviewed nor approved each Fund's investment strategies or this SAI.

Administrative Services. As indicated in the Prospectus, CRM serves as administrator of each Fund under an Administrative Services Agreement. Each Fund is authorized to pay CRM an annual fee for providing administrative services to the Fund. Under the Administrative Services Agreement, CRM has been engaged to administer each Fund’s affairs, subject to the supervision of the Board, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

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The administrative fee paid by each Fund is 0.12% of average daily net assets and is payable monthly. The administrator contractually agreed to waive 0.02% of the administrative fee through April 30, 2018.

The administrative services fees paid by the Funds to CRM for the last three fiscal years are as follows:

Fund	2020	2019	2018(1)
Volatility Managed Moderate Portfolio	$124,666	$129,891	$135,333
Volatility Managed Moderate Growth Portfolio	$99,495	$104,758	$109,774
Volatility Managed Growth Portfolio	$163,548	$185,112	$191,312
(1)	As of December 31, 2018, CRM waived the following portion of each Fund’s administrative fee: Moderate Portfolio - $7,299, Moderate Growth Portfolio - $5,928 and Growth Portfolio – $9,991.

Sub-Transfer Agency Support Services. Eaton Vance provides sub-transfer agency and related services to Calvert mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement. Under the agreement, Eaton Vance provides: (1) specified sub-transfer agency services; (2) compliance monitoring services; and (3) intermediary oversight services. For the services it provides, Eaton Vance receives an aggregate annual fee equal to the actual expenses incurred by Eaton Vance in the performance of such services. Each Fund pays a pro rata share of such fee. For the fiscal year ended December 31, 2020, Eaton Vance earned the following pursuant to the agreement:

Volatility Managed Moderate Portfolio	Volatility Managed Moderate Growth Portfolio	Volatility Managed Growth Portfolio
$110	$80	$58

Expenses. Each Fund is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the sub-adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Corporation, each Fund is responsible for its pro rata share of those expenses. Pursuant to the Amended and Restated Multiple Class Plan for Calvert Funds, Fund expenses are allocated to each class on a pro rata basis, except that distribution and service fees are allocated exclusively to the class that incurs them.

December 22, 2021

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